Employee expenses	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Employee expenses	Employee expenses

		Year Ended December 31,
(in KUSD)	Note	2022	2021	2020
Wages, salaries and other costs		85,660	78,748	44,058
Social security costs		12,622	10,433	7,292
Share-based compensation expense	26	50,637	60,555	42,928
Defined benefit plan costs	22	1,076	436	966
Defined contribution plan costs		3,019	1,894	727
Employee expenses		153,014	152,066	95,971
Employee expenses increased from USD 152.1 million in 2021 to USD 153.0 million in 2022. This increase of USD 0.9 million is primarily due to higher wages and benefits, offset by lower share-based compensation expense, associated with the transition of certain key executives.
Employee expenses increased from USD 96.0 million in 2020 to USD 152.1 million in 2021. This increase of USD 56.1 million was primarily due to higher headcount as the Company continues to advance clinical trials to expand the potential market opportunities for ZYNLONTA in earlier lines of therapies and new histologies, advance Cami to support BLA submission, and build its pipeline. Employee expenses also increased due to the recruitment of commercial employees for the commercial launch of ZYNLONTA in 2021. The increase in headcount also resulted in higher share-based compensation expense. Share-based compensation also increased as a result of the Company’s first annual equity award that was granted in 2021.